SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) November 9, 2001
                                                       ----------------


                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-8086              06-0853856
       --------                         ------             ----------
 (State or Other Jurisdiction        (Commission          (IRS Employer
    of Incorporation)                 File Number)       Identification No.)


       Middlebury, Connecticut                               06762-1299
       -----------------------                               ----------
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code (203) 758-1811
                                                           --------------


                                        N /A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events

The Company announced today the unexpected death of its chairman, chief executive officer, and founder, Charles P. Johnson. For the time being, the Board of Directors has designated one of the directors, Howard S. Modlin, to oversee an operating committee team comprised of six key executives responsible for the day-to-day functional operation of the Company.















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





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        General DataComm Industries, Inc.
                                        ---------------------------------
                                                 (Registrant)


                                        By:  /S/ WILLIAM G. HENRY
                                             William G. Henry
                                             Vice President and
                                             Principal Financial Officer



Dated:  November 12, 2001












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